DELAWARE VIP® TRUST

Delaware VIP International Value Equity Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 30, 2019

Effective July 26, 2019, the following replaces the information in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Christopher Gowlland	Vice President, Senior Quantitative Analyst –Macquarie Investment Management, Americas	July 2019
Jens Hansen	Managing Director, Chief Investment Officer – Global Equity Team	March 2019
Klaus Petersen	Portfolio Manager – Global Equity Team	March 2019
Claus Juul	Portfolio Manager – Global Equity Team	March 2019
Åsa Annerstedt	Portfolio Manager – Global Equity Team	March 2019

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 16, 2019.